Scudder
Global Bond
Fund

Annual Report
October 31, 1997

Pure No-Load(TM) Funds

A fund which seeks total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. Capital appreciation is a secondary objective.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                                    In Brief



o Scudder Global Bond Fund provided a 0.66% total return for the 12-month period ended October 31, 1997, reflecting a challenging environment for U.S. investors in foreign fixed-income securities.


o A strongly rising U.S. dollar dominated the global currency markets for most of the year, diminishing returns for U.S. investors in foreign markets. The Fund increased its dollar exposure during the period.


o Several countries in Southeast Asia devalued their currencies late in the period. The effect was generally negative for emerging market bonds as a whole.


                                Table of Contents

   3  Letter from the Fund's Chairman     18  Financial Highlights
   4  Performance Update                  19  Notes to Financial Statements
   5  Portfolio Summary                   25  Report of Independent Accountants
   6  Portfolio Management Discussion     26  Shareholder Meeting Results
  10  Glossary of Investment Terms        28  Officers and Directors
  11  Investment Portfolio                29  Investment Products and Services
  15  Financial Statements                30  Scudder Solutions

                          2 - Scudder Global Bond Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to present the annual report for Scudder Global Bond Fund for the year ended October 31, 1997. The 12-month period presented a number of hurdles for U.S. investors in overseas fixed-income securities, including fluctuating U.S. interest rates, a stronger U.S. dollar, and heightened volatility in the emerging markets.

     The world's bond markets have become increasingly challenging for U.S. investors, with markets now more closely aligned in terms of the yields they offer, their appreciation potential and risk, and the way in which they respond to events in other parts of the world. Through rigorous fundamental research, Scudder Global Bond Fund diversifies portfolio assets among developed and developing markets, seeking total return with an emphasis on current income while also actively managing the portfolio's currency and interest-rate exposure.

     We would like to take this opportunity to introduce a newcomer to Scudder's mutual fund lineup: Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire international equity exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States. For a complete listing of Scudder's mutual fund offerings, see page 29.

     Thank you for your continued investment in Scudder Global Bond Fund. We believe the Fund remains an appropriate vehicle for investors seeking exposure to the opportunities for income and capital appreciation to be found in the world's fixed-income markets. If you have questions about your account, please call our Investor Relations representatives at 1-800-225-2470; they will be happy to assist you. You can also obtain information by visiting our Internet web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman
     Scudder Global Bond Fund


                          3 - Scudder Global Bond Fund

PERFORMANCE UPDATE as of October 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
10/31/97        $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER EMERGING MARKETS GROWTH FUND
TICKER SYMBOL:     SSTGX
--------------------------------------------
1 Year          $ 10,066     0.66%     0.66%
5 Year          $ 11,792    17.92%     3.35%
Life of Fund*   $ 13,560    35.60%     4.67%
--------------------------------------------
SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX
--------------------------------------------
1 Year          $ 10,262     2.62%     2.62%
5 Year          $ 14,456    44.56%     7.65%
Life of Fund*   $ 18,061    80.61%     9.38%
--------------------------------------------
*The Fund commenced operations on March 1, 1991.
 Index comparisons begin March 31, 1991.

----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED OCTOBER 31

SALOMON BROTHERS WORLD
GOVERNMENT BOND INDEX
Year            Amount
----------------------
3/91*          $10,000
'91            $10,970
'92            $12,493
'93            $13,992
'94            $14,498
'95            $16,704
'96            $17,600
'97            $18,061

SCUDDER GLOBAL BOND FUND
Year            Amount
----------------------
3/91*          $10,000
'91            $10,653
'92            $11,487
'93            $12,307
'94            $12,277
'95            $12,944
'96            $13,458
'97            $13,546

SALOMON BROTHERS CURRENCY-
HEDGED WORLD GOVERNMENT
BOND INDEX (1-3 YEARS)**
Year            Amount
----------------------
3/91*          $10,000
'91            $10,075
'92            $10,896
'93            $11,702
'94            $12,058
'95            $12,748
12/95          $13,625

The unmanaged Salomon Brothers World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                              1991*   1992    1993    1994    1995   ||  1996    1997
NET ASSET VALUE...........   $12.01  $11.84  $11.68  $10.78  $10.53  || $10.25  $ 9.71
INCOME DIVIDENDS..........   $  .76  $ 1.08  $  .95  $  .87  $  .80  || $  .67  $  .59
CAPITAL GAINS                                                        ||
DISTRIBUTIONS.............   $   --  $   --  $  .02  $   --  $   --  || $   --  $   --
FUND TOTAL RETURN (%)**...     6.65    7.83    7.14    -.25    5.43  ||   3.97     .66
INDEX TOTAL RETURN (%)....     5.56    7.56    6.08    1.87    9.68  ||   5.36    2.62

On December 27, 1995, the Fund adopted its current name and objectives.
Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return is 3.13.

** Prior to December 27, 1995, the Salomon Brothers Currency-Hedged World Government Bond Index (1-3 years) was used as a comparative index.

All performance is historical, assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total returns for the Fund for the one year, five year, and life of Fund periods would have been lower.


                          4 - Scudder Global Bond Fund

PORTFOLIO SUMMARY as of October 31, 1997
---------------------------------------------------------------------------
GEOGRAPHICAL EXPOSURE
---------------------------------------------------------------------------
U.S.                          22.7%
Italy                         11.5%
Germany                        6.9%
U.K.                           6.6%
Spain                          6.3%
Ireland                        5.8%
France                         5.4%
Australia                      4.3%
Norway                         4.1%
Supranational                  3.9%
Japan                          3.6%
Canada                         3.2%
Denmark                        1.8%
Venezuela                      1.8%
Sweden                         1.7%
Egypt                          1.6%
South Africa                   1.3%
New Zealand                    1.2%
Panama                         1.2%
Morocco                        1.2%
Poland                         1.1%
Hungary                        1.1%
Other                          1.7%
------------------------------------
                               100%
------------------------------------
The Fund has broad exposure to
more than 20 overseas bond markets
in addition to the U.S.

--------------------------------------------------------------------------
INTEREST RATE EXPOSURE
--------------------------------------------------------------------------
U.S.                          23.9%
Italy                         11.4%
Japan                          8.5%
New Zealand                    7.0%
Germany                        6.9%
Ireland                        5.8%
France                         5.4%
U.K.                           5.4%
Spain                          4.2%
Australia                      4.2%
Norway                         4.1%
Denmark                        1.8%
Sweden                         1.7%
Canada                         1.6%
Egypt                          1.6%
South Africa                   1.3%
Morocco                        1.2%
Hungary                        1.1%
Poland                         1.1%
Indonesia                      1.0%
Other                          0.8%
------------------------------------
                               100%
------------------------------------
The Fund has taken a cautious
approach to interest rate risk.

--------------------------------------------------------------------------
CURRENCY EXPOSURE (a)
--------------------------------------------------------------------------
Australia                      0.4%
Canada                         1.7%
Denmark                        1.9%
Egypt                          1.6%
France                         5.5%
Germany                        5.8%
Hungary                        1.3%
Ireland                        5.9%
Italy                          9.7%
Japan                          9.1%
Mexico                         0.9%
Morocco                        1.2%
New Zealand                    3.6%
Norway                         4.1%
Poland                         1.1%
South Africa                   1.3%
Spain                          4.2%
Sweden                         0.7%
Switzerland                  -13.7%
U.K.                           5.4%
U.S.                          48.3%
------------------------------------
                               100%
------------------------------------
Exposure to the U.S. Dollar has
continued to increase, given the
strength of the domestic economy.

(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.

For more complete details about the Fund's investment portfolio, see page 11. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                          5 - Scudder Global Bond Fund

                         Portfolio Management Discussion

The following interview with Gary Johnson, Lead Portfolio Manager of Scudder Global Bond Fund, provides a look at the Fund's fiscal year 1997 performance and strategy, as well as management's outlook for the coming year.


Q: What was the global investment environment like for bonds during the past year?

A: In the United States, economic activity was vigorous and widespread. Consumer spending rose, unemployment fell, sales of new homes set records, and manufacturing capacity became increasingly strained. Anticipating a potential spike in inflation, the Federal Reserve Board raised short-term interest rates by a quarter of a percentage point in late March. The adjustment dampened bond market returns momentarily; bonds regained lost ground later in the year as evidence of noninflationary growth bolstered investor confidence.

In Europe, the peripheral markets of Spain, Italy, and Sweden, buoyed by improving fiscal deficits and a benign inflation outlook, continued to outperform the core markets of Germany and France. Prospects for a broader European Monetary Union (EMU) continued to narrow yield spreads among potential participants. Earlier in the decade, when EMU was more theory than reality, less fiscally virtuous countries such as Italy and Spain paid a stiff yield premium to borrow in the markets. After the exchange rate mechanism crumbled in late 1992, Italian 10-year bonds traded as high as seven percentage points above German bonds. Today, that spread has narrowed to 60 basis points (less than two-thirds of one percentage point). In part, this reflects Italy's success at curbing inflation and the growth of government borrowing. But it also reflects the market's perception that Italy and Germany will one day share the same currency. Strong performance also came from the U.K. market this year, as talk of eventual British participation in EMU led to a dramatic rally in long-term bonds.

Japan's economy seemed to be improving until a tax increase in April hurt that country's already beleaguered consumers. Part of the Japanese government's plan to reduce the bulging budget deficit by cutting spending and raising taxes, the higher consumption tax coincides with the announcement of major deregulation measures related to land reform and Japan's troubled banking sector. The economy contracted at more than an 11% annual rate in the second quarter and bonds rallied. As Japan's economic situation worsened over the summer, we increased our investment stake. Although the extremely low yields on these securities effectively capped their return potential, our Japanese position helped soften the impact of declines in emerging markets.

Q: What about the emerging markets?

A: This year, investors witnessed how many of the emerging markets can respond to negative economic events in any one emerging market. In the roughly two years leading up to this summer, Japan and China enjoyed the benefits of declining currencies relative to the U.S. dollar -- the chief benefit being cheaper exports relative to other Southeast Asian countries, many of whom had historically "pegged" their currencies to the U.S. dollar. The pressure for countries such as Thailand, Indonesia, and Malaysia to become more competitive through cheaper exports culminated this year in a series of currency devaluations. Several monetary policy missteps in the aftermath of the

                          6 - Scudder Global Bond Fund
devaluations left investors wary of emerging markets in general.

Q: How did Scudder Global Bond Fund perform relative to its benchmark, the Salomon World Government Bond Index, in fiscal 1997?

A: The Fund's 0.66% return compares with a 2.62% total return for the unmanaged index. The Fund's underperformance can be attributed largely to our relatively conservative duration stance in the United States, and the fact that we were underweight U.S. bonds in general. The Federal Reserve has demonstrated a willingness to raise interest rates should persistent economic growth put pressure on prices. They have also stated that noninflationary growth is something on the order of 2.5% per annum, yet the economy has grown at better than 3% all year. As a result, we were cautious with our U.S. holdings at a time when that market was rallying.

Q: How did the Fund perform relative to its peers?

A: The average return of the 137 global bond funds tracked by Lipper Analytical Services was 4.69% for the 12-month period. Many competing funds held substantial stakes in the higher-yielding emerging markets during the year, which exposed them to significantly greater volatility in October, when the emerging markets gave back much of their earlier gains. During that month, the Fund's return was 0.65%, versus -0.34% on average for the 149 global bond funds tracked by Lipper.

Q: What were some of the positive factors contributing to fund performance this year?

A: The chief contributor to positive performance was the Fund's stake in the United States. With the yield advantage in "peripheral" European markets such as Spain and Italy disappearing and with heightened volatility in the emerging markets, investors increasingly have turned to the United States and Japan. Of the developed countries, the United States now has one of the highest-yielding bond markets -- along with a shrinking budget deficit, a strong currency, and negligible inflation. The Fund's U.S. holdings (20% of net assets as of October 31, 1997) aided overall performance during the year, despite the market's pullback in March related to the Fed rate increase.

Q: What factors detracted from Fund performance?

A: The strength of the U.S. dollar in the first half of the year hurt overall Fund performance, because at that time the Fund had insufficient dollar exposure. Changes in currency exchange rates can have a significant impact on returns to U.S. holders of foreign bonds. When the value of the dollar rises versus the currency in which your investment is held, the gain you may have received "on paper" from that investment is reduced and can be turned into a loss. Since the spring, we have employed a quantitative approach to currency exposure, designed to keep the short-term impact on the Fund of a fluctuating dollar within a relatively narrow range, while also seeking to minimize the expense of managing currency risk.

                          7 - Scudder Global Bond Fund

An additional negative came from our emerging-market holdings, which, although relatively small (less than 10% of net assets at mid-year) and outside of Southeast Asia, were nevertheless affected by events in that corner of the world.

Q: How would you summarize Fund strategy going forward?

A: In the coming months, we expect to continue to hold emerging market bonds as our primary investment in improving country fundamentals. In our view, bonds from markets such as Argentina, Poland, and Mexico -- where ongoing reforms are creating more favorable terms for investors -- are the most likely to receive credit rating upgrades. We also expect to take advantage of opportunities in select emerging markets that we believe are now oversold as a result of the trouble in Southeast Asia.

In Europe, we expect to focus more on the peripheral markets, such as Italy, Spain, and Sweden, than on the larger, principal markets. Although the secondary markets have been the undisputed leaders in performance for the bulk of this decade, we believe there is still opportunity for rates to fall and bond prices to rise, especially in the short-end of the yield curve, as markets position for European Monetary Union.

In the United States, we expect to maintain a somewhat cautious stance with respect to interest rate exposure. Unless growth slows from the roughly 3% that we've seen in the previous four calendar quarters, we believe the Federal Reserve may see fit to raise rates in the new year. We intend to overweight the


                          8 - Scudder Global Bond Fund
dollar, however, given the relative strength of the U.S. economy.

After this summer's rally, the Japanese market is now considered a relatively safe haven, given that leading economic indicators have sunk to levels not seen since before the recession of the early 1990s. At the same time, the more burdensome tax structure in Japan is likely to quell domestic consumption. Nevertheless, yields of less than 2% on 10-year bonds provide little room for further gain. In the coming months, we intend to reduce our Japanese position.

With a stake in the world's developed and developing markets and a cautious eye toward the future direction of interest rates, we believe Scudder Global Bond Fund is well positioned to make the most of the fixed-income opportunities that lie ahead.


                                 Scudder Global
                                   Bond Fund:
                          A Team Approach to Investing


  Scudder Global Bond Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.


  Lead Portfolio Manager Gary P. Johnson assumed responsibility for the Fund's day-to-day management and investment strategies in 1997. Gary, who has 16 years of investment industry experience, joined Scudder in 1987. Adam M. Greshin, Portfolio Manager, joined Scudder in 1986 as an international bond analyst and is Product Leader for Scudder's global and international fixed-income investing.


                          9 - Scudder Global Bond Fund

                          Glossary of Investment Terms


 BOND An interest-bearing or discounted government or corporate security that typically requires the issuer to pay a fixed amount of interest for a specified time, usually a number of years, then repay the bondholder the face amount (principal) of the bond. Bondholders have an IOU from an issuer but no ownership privileges, as with stockholders.

 CURRENCY RISK               The risk of loss to a portfolio because of changes
                             in the value of different currencies. For a U.S.
                             investor in overseas markets, the risk that a rising dollar relative to foreign currencies will reduce returns.

 DURATION A measure of a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration (expressed in years), the greater the sensitivity to a change in rates.

 EMERGING MARKETS            The rapidly growing stock and bond markets of
                             newly industrialized countries, such as Brazil or Indonesia.

 EXCHANGE RATE               The price at which the currency of one country can
                             be converted to the currency of another.

 GROSS DOMESTIC PRODUCT      The value of a country's annual goods and services
 (GDP)                       produced by the people, businesses, governments,
                             and property located in that country.

 VOLATILITY                  The tendency of a security, commodity, or market
                             to rise and fall in price over time. Volatility is inherent in almost all investments but differs in degree from investment to investment and from market to market. For example, in the United
                             States, money-market mutual funds strive to maintain a fixed price and thus experience very little volatility, if any. By comparison, bonds from the emerging markets can be extremely volatile.

 YIELD The dividends or interest paid on a security, expressed as a percentage of the security's current price.

(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)

                          10 - Scudder Global Bond Fund

                   Investment Portfolio as of October 31, 1997

                                                                                            Principal               Market
                                                                                             Amount                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.8%
------------------------------------------------------------------------------------------------------------------------------
U.S. Dollars

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/31/97 at 5.7%, to be
 repurchased at $3,698,756 on 11/3/97, collateralized by a $3,615,000 U.S. Treasury                             --------------
 Bond, 6.375%, 1/15/00 (Cost $3,697,000) ................................................      3,697,000             3,697,000
                                                                                                                --------------

Foreign Denominated Debt Obligations 76.0%
------------------------------------------------------------------------------------------------------------------------------
Australian Dollars 4.2%
Commonwealth of Australia, 10%, 2/15/06 .................................................      6,320,000             5,600,814
British Pounds 5.4%                                                                                             --------------
United Kingdom Treasury Bond, 8%, 12/7/15 ...............................................      3,700,000             7,181,033
Canadian Dollars 1.6%                                                                                           --------------
Rogers Cantel Mobile Communications Inc., 10.5%, 6/1/06 .................................      2,600,000             2,196,842
Danish Kroner 1.8%                                                                                              --------------
Kingdom of Denmark, 7%, 11/15/07 ........................................................     15,200,000             2,457,790
Deutsche Marks 6.9%                                                                                             --------------
Federal Republic of Germany, 8.875%, 12/20/00 ...........................................      5,600,000             3,633,328
Federal Republic of Germany, 6%, 2/16/06 ................................................      9,270,000             5,553,293
                                                                                                                --------------
                                                                                                                     9,186,621
                                                                                                                --------------

Egyptian Pounds 1.6%
Citibank Time Deposit linked to Egyptian Pound, 8.4%, 11/3/97 ...........................      2,307,294               677,916
Citibank Time Deposit linked to Egyptian Pound, 8.4%, 11/6/97 ...........................      1,741,587               511,682
Citibank Time Deposit linked to Egyptian Pound, 8.35%, 11/12/97 .........................      3,017,056               886,460
                                                                                                                --------------
                                                                                                                     2,076,058
                                                                                                                --------------

French Francs 5.4%
Government of France, 8.5%, 10/25/08 ....................................................     34,100,000             7,246,795
Hungarian Forints 1.1%                                                                                          --------------
Government of Hungary, 23.5%, 11/6/97 ...................................................    291,000,000             1,496,756
Indonesian Rupiahs 1.0%                                                                                         --------------
J.P. Morgan & Co. Time Deposit linked to Indonesian Rupiah, 14.16%, 11/12/97 ............  4,997,621,679             1,360,750
Irish Pounds 5.8%                                                                                               --------------
Republic of Ireland, DIBOR less .04% (6.2%), 4/19/00 ....................................      2,334,000             3,503,794
Republic of Ireland, 6.5%, 10/18/01 .....................................................      2,750,000             4,276,232
                                                                                                                --------------
                                                                                                                     7,780,026
                                                                                                                --------------

    The accompanying notes are an integral part of the financial statements.


                          11 - Scudder Global Bond Fund

                                                                                            Principal               Market
                                                                                             Amount                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Italian Lire 11.5%
Republic of Italy, 8.5%, 8/1/99 .......................................................   15,835,000,000             9,736,855
Republic of Italy, 8.5%, 1/1/04 .......................................................    8,240,000,000             5,476,969
                                                                                                                --------------
                                                                                                                    15,213,824
                                                                                                                --------------

Japanese Yen 8.4%
European Investment Bank, 3%, 9/20/06 .................................................      400,000,000             3,639,385
Japan Development Bank, 2.875%, 12/20/06 ..............................................      530,000,000             4,778,147
Kingdom of Spain, 3.1%, 9/20/06 .......................................................      307,000,000             2,798,330
                                                                                                                --------------
                                                                                                                    11,215,862
                                                                                                                --------------

Mexican Pesos 0.4%
Certificados de la Tesoreria, Zero Coupon, 12/4/97 ....................................        5,064,870               589,012
Moroccan Dirham 1.2%                                                                                            --------------
Citibank Time Deposit linked to Moroccan Dirham, 8%, 12/1/97 ..........................       15,068,800             1,591,840
New Zealand Dollars 7.0%                                                                                        --------------
Federal National Mortgage Association Global Note, 7.25%, 6/20/02 .....................        6,610,000             4,124,750
Government of Canada, 6.625%, 10/3/07 .................................................        3,439,000             2,097,853
Government of New Zealand, 8%, 7/15/98 ................................................        2,570,000             1,603,142
International Bank for Reconstruction & Development, 9%, 7/8/99 .......................        2,400,000             1,522,277
                                                                                                                --------------
                                                                                                                     9,348,022
                                                                                                                --------------

Norwegian Kroner 4.1%
Kingdom of Norway, 6.75%, 1/15/07 .....................................................       36,000,000             5,473,294
Polish Zlotys 1.1%                                                                                              --------------
Morgan Guaranty Trust Co. Time Deposit linked to Polish Zloty, 24.68%, 11/21/97 .......        2,571,000               738,409
Morgan Guaranty Trust Co. Time Deposit linked to Polish Zloty, 24%, 11/21/97 ..........        2,550,750               738,068
                                                                                                                --------------
                                                                                                                     1,476,477
                                                                                                                --------------

South African Rands 1.3%
J.P. Morgan Time Deposit linked to South African Rand, 15.25%, 11/10/97 ...............        8,441,541             1,753,722
Spanish Pesetas 4.2%                                                                                            --------------
Kingdom of Spain, 9.4%, 4/30/99 .......................................................      560,000,000             4,076,739
Kingdom of Spain, 10%, 2/28/05 ........................................................      180,000,000             1,535,951
                                                                                                                --------------
                                                                                                                     5,612,690
                                                                                                                --------------

Swedish Kronor 1.7%
Kingdom of Sweden, 6%, 2/9/05 .........................................................       16,900,000             2,225,009
Turkish Lire 0.3%                                                                                               --------------
J.P. Morgan & Co. Time Deposit linked to Turkish Lira, 79.5%, 12/30/97 ................   65,311,200,000               359,958
------------------------------------------------------------------------------------------------------------------------------
Total Foreign Denominated Debt Obligations (Cost $102,243,374)                                                     101,443,195
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                          12 - Scudder Global Bond Fund

                                                                                            Principal               Market
                                                                                             Amount                Value ($)
------------------------------------------------------------------------------------------------------------------------------

U.S. Dollar Denominated Debt Obligations 21.0%
------------------------------------------------------------------------------------------------------------------------------
Cedulas Hipotecarias, LIBOR plus .29% (8.791%), 9/1/00 .............................           1,300,000             1,279,664
Imperial Credit Industries, Inc., 9.875%, 1/15/07 ..................................             460,000               453,100
Midland Bank PLC, 7.625%, 6/15/06 ..................................................           1,500,000             1,581,585
Republic of Panama, Past Due Interest Bond, LIBOR plus .8125% (6.688%), 7/17/16 ....           1,027,130               754,941
Republic of Panama, 8.875%, 9/30/27 ................................................           1,000,000               850,000
Republic of Venezuela, Debt Conversion Bond, Floating Rate Bond, Series DL,
 LIBOR plus .875% (6.75%), 12/18/07 ................................................           2,750,000             2,385,625
Tenet Healthcare Corp., 8%, 1/15/05 ................................................             550,000               555,500
Time Warner Inc., 9.125%, 1/15/13 ..................................................           4,300,000             5,081,180
U.S. Treasury Note, 6%, 8/15/99 ....................................................          10,500,000            10,560,690
U.S. Treasury Note, 5.875%, 11/15/99 ...............................................           3,850,000             3,866,246
Webster Financial Corp., 9.36%, 1/29/27 ............................................             500,000               553,526
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Dollar Denominated Debt Obligations (Cost $27,721,182)                                                   27,922,057
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost $133,661,556)                                                                              133,062,252
------------------------------------------------------------------------------------------------------------------------------

Purchased Options 0.2%
------------------------------------------------------------------------------------------------------------------------------
Call on Japanese Yen, strike price 118.2, expires 12/2/97 ..........................JPY      827,400,000                56,495
Put on Australian Dollars, strike price .7189, expires 12/10/97 ....................AUD        3,500,000                73,500
Put on Deutsche Marks, strike price 1.8057, expires 1/22/98 ........................DEM       14,000,000                42,000
Put on Italian Lire, strike price 1786, expires 1/7/98 .............................ITL   26,400,000,000                52,008
Put on New Zealand Dollars, strike price .614, expires 12/3/97 .....................NZD        3,277,000                13,436
Put on New Zealand Dollars, strike price .6224, expires 11/7/97 ....................NZD       11,500,000                48,162

                                                                                            Number of
                                                                                            Contracts
                                                                                         ---------------
Put on Eurolira, strike price 92.75, expires 12/16/97 ..............................                 670                 9,880
Tokyo Stock Exchange Put on Japanese Yen, strike price 124, expires 12/9/97 ........                  21                 3,490
Put on Eurodollars, strike price 93.75, expires 12/16/97 ...........................                  80                 1,000
Put on Eurodollars, strike price 94, expires 12/15/97 ..............................                 540                13,500
------------------------------------------------------------------------------------------------------------------------------
Total Purchased Options (Cost $642,505)                                                                                313,471
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $134,304,061) (a)                                                       133,375,723
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                          13 - Scudder Global Bond Fund

--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $134,304,061. At October 31, 1997, net unrealized depreciation for all securities based on tax cost was $928,338. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,531,971 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,460,309.

At October 31, 1997, outstanding written options were as follows:

                           Principal
                             Amount      Expiration        Strike         Market
Call Options                (000's)         Date           Price          Value
------------             -------------------------------------------------------
AUD ......................    3,500       12/11/97      AUD   .7408        2,100
NZD ......................   11,500       11/10/97      NZD     .64        1,173
NZD ......................    3,277        12/4/97      NZD   .6482        2,130

                             Number of
                             Contracts
                             ---------
MATIF Notionnel Futures ..       84       11/28/97      FRF      99       42,089
                                                                          ------
Total outstanding written options (Premiums received $150,986) .........  47,492
                                                                          ------

Currency Abbreviations
------------------------------------------------------------------
AUD        Australian Dollar         ITL       Italian Lira

CHF        Swiss Franc               JPY       Japanese Yen

DEM        Deutsche Mark             MXP       Mexican Peso

FRF        French Franc              NOK       Norwegian Kroner

GBP        British Pound             NZD       New Zealand Dollar

HUF        Hungarian Forints         SEK       Swedish Krona

IND        Indonesian Rupiah         USD       U.S. Dollar

    The accompanying notes are an integral part of the financial statements.


                          14 - Scudder Global Bond Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of October 31, 1997

Assets
------------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $133,661,556) ..................   $ 133,062,252
                 Purchased options, at market (identified cost $642,505) ................         313,471
                 Foreign currency, at market (identified cost $99,631) ..................         100,649
                 Interest receivable ....................................................       3,297,261
                 Receivable on investments sold .........................................      13,890,175
                 Receivable for when-issued and forward delivery securities sold ........       1,072,500
                 Receivable on Fund shares sold .........................................           7,015
                 Unrealized appreciation on forward currency exchange contracts .........         531,344
                 Other assets ...........................................................           9,314
                                                                                            ----------------
                 Total assets                                                                 152,283,981

Liabilities
------------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ......................................      13,925,358
                 Payable for when-issued and forward delivery securities ................       1,072,500
                 Dividends payable ......................................................         205,787
                 Payable for Fund shares redeemed .......................................         742,221
                 Accrued management fee .................................................          22,420
                 Other payables and accrued expenses ....................................         175,508
                 Written options, at market (premiums received $150,986) ................          47,492
                 Unrealized depreciation on forward currency exchange contracts .........         979,230
                                                                                            ----------------
                 Total liabilities ......................................................      17,170,516
              ----------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 135,113,465
              ----------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on:
                    Investments .........................................................        (599,304)
                    Options .............................................................        (225,540)
                    Foreign currency related transactions ...............................        (446,598)
                 Accumulated net realized loss ..........................................      (8,283,332)
                 Paid-in capital ........................................................     144,668,239
              ----------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 135,113,465
              ----------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share ($135,113,465 /
                    13,913,602 shares of capital stock outstanding, $.01 par value,         ----------------
                    300,000,000 shares authorized) ......................................           $9.71
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                          15 - Scudder Global Bond Fund

                             Statement of Operations
                           year ended October 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Interest (net of foreign taxes withheld of $59,791) ....................   $  11,836,620
                                                                                            ----------------

                 Expenses:
                 Management fee .........................................................       1,269,569
                 Services to shareholders ...............................................         544,605
                 Custodian and accounting fees ..........................................         279,487
                 Directors' fees and expenses ...........................................          50,590
                 Reports to shareholders ................................................          54,747
                 Auditing ...............................................................          91,642
                 Legal ..................................................................          14,907
                 Registration fees ......................................................          20,816
                 Other ..................................................................          29,195
                                                                                            ----------------
                 Total expenses before reductions .......................................       2,355,558
                 Expense reductions .....................................................        (664,865)
                                                                                            ----------------
                 Expenses, net ..........................................................       1,690,693
              ----------------------------------------------------------------------------------------------
                 Net investment income                                                         10,145,927
              ----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ............................................................      (7,830,292)
                 Options ................................................................       1,518,785
                 Futures contracts ......................................................        (951,057)
                 Foreign currency related transactions ..................................         465,160
                                                                                            ----------------
                                                                                               (6,797,404)
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ............................................................      (2,188,455)
                 Options ................................................................      (1,180,202)
                 Foreign currency related transactions ..................................        (212,546)
                                                                                            ----------------
                                                                                               (3,581,203)
              ----------------------------------------------------------------------------------------------
                 Net loss on investment transactions                                          (10,378,607)
              ----------------------------------------------------------------------------------------------
              ----------------------------------------------------------------------------------------------
                 Net decrease in net assets resulting from operations                       $    (232,680)
              ----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                          16 - Scudder Global Bond Fund

                       Statements of Changes in Net Assets

                                                                                   Years Ended October 31,
Increase (Decrease) in Net Assets                                                   1997            1996
------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .....................................   $ 10,145,927    $ 18,417,604
                 Net realized loss from investment transactions ............     (6,797,404)     (9,160,980)
                 Net unrealized depreciation on investment transactions
                    during the period ......................................     (3,581,203)     (1,385,338)
                                                                               --------------  --------------
                 Net increase (decrease) in net assets resulting from
                 operations ................................................       (232,680)      7,871,286
                                                                               --------------  --------------
                 Distributions to shareholders from:
                 Net investment income .....................................     (2,459,944)    (11,459,193)
                                                                               --------------  --------------
                 Tax return of capital .....................................     (7,685,983)     (6,958,411)
                                                                               --------------  --------------
                 Fund share transactions:
                 Proceeds from shares sold .................................     26,565,023      18,750,629
                 Net asset value of shares issued to shareholders in
                 reinvestment of distributions .............................      7,206,681      14,288,523
                 Cost of shares redeemed ...................................   (105,683,539)   (162,428,423)
                                                                               --------------  --------------
                 Net decrease in net assets from Fund share transactions ...    (71,911,835)   (129,389,271)
                                                                               --------------  --------------
                 Decrease in net assets ....................................    (82,290,442)   (139,935,589)
                 Net assets at beginning of period .........................    217,403,907     357,339,496
                                                                               --------------  --------------
                 Net assets at end of period ...............................   $135,113,465    $217,403,907
                                                                               --------------  --------------

Other Information
------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .................     21,216,085      33,924,422
                                                                               --------------  --------------
                 Shares sold ...............................................      2,733,367       1,831,418
                 Shares issued to shareholders in reinvestment of
                 distributions .............................................        736,022       1,396,784
                 Shares redeemed ...........................................    (10,771,872)    (15,936,539)
                                                                               --------------  --------------
                 Net decrease in Fund shares ...............................     (7,302,483)    (12,708,337)
                                                                               --------------  --------------
                 Shares outstanding at end of period .......................     13,913,602      21,216,085
                                                                               --------------  --------------

    The accompanying notes are an integral part of the financial statements.


                          17 - Scudder Global Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                   For the Period
                                                                                                                    March 1, 1991
                                                                                                                  (commencement of
                                                                                                                   operations) to
                                                                     Years Ended October 31,                         October 31,
                                                 1997       1996        1995        1994         1993       1992        1991
------------------------------------------------------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
Net asset value, beginning of period ........   $10.25      $10.53      $10.78      $11.68      $11.84      $12.01      $12.00
   Income from investment operations:          -------------------------------------------------------------------------------------
Net investment income .......................      .59         .67         .80         .87         .95        1.08         .76
Net realized and unrealized gain
   (loss) on investment transactions ........     (.54)       (.28)       (.25)       (.90)       (.14)       (.17)        .01
                                               -------------------------------------------------------------------------------------
Total from investment operations ............      .05         .39         .55        (.03)        .81         .91         .77
Less distributions from:                       -------------------------------------------------------------------------------------
Net investment income .......................     (.14)       (.42)       (.36)       (.02)       (.95)      (1.08)       (.76)
Net realized gains on investments ...........       --          --          --          --        (.02)         --          --
Tax return of capital .......................     (.45)       (.25)       (.44)       (.85)         --          --          --
                                               -------------------------------------------------------------------------------------
Total distributions .........................     (.59)       (.67)       (.80)       (.87)       (.97)      (1.08)       (.76)
                                               -------------------------------------------------------------------------------------

                                               -------------------------------------------------------------------------------------
Net asset value, end of period ..............    $9.71      $10.25      $10.53      $10.78      $11.68      $11.84      $12.01
                                               -------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ........................     0.66        3.97        5.43        (.25)       7.14        7.83        6.65**
Ratios and Supplemental Data
Net assets, end of period ($millions) .......      135         217         357         560       1,041       1,369         205
Ratio of operating expenses, net to
   average daily net  assets (%) ............     1.00        1.00        1.00        1.00        1.00        1.00        1.00*
Ratio of operating expenses before
   expense reductions, to average
   daily net assets (%) .....................     1.39        1.28        1.20        1.15        1.11        1.23        1.89*
Ratio of net investment income to
   average daily net assets (%) .............     6.00        6.67        7.73        7.76        8.10        8.94        9.97*
Portfolio turnover rate (%) .................    256.5       335.7       182.8       272.4       259.8       274.2        26.1*

*     Annualized
**    Not annualized
(a)   Total returns would have been lower had certain expenses not been reduced.

      On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Financial information prior to December 27, 1995 should not be considered representative of the present Fund.


                          18 - Scudder Global Bond Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The objective of the Fund is to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S.
dollar.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market securities are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options and wrote put options on currencies to lock in the purchase price of a security or currency which it expects to purchase in the near future and to enhance potential gain. If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium


                          19 - Scudder Global Bond Fund
paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio, and as a temporary substitute for purchasing selected investments. Also, during the period, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and


                          20 - Scudder Global Bond Fund

      (ii) purchases and sales of investment securities, interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At October 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $8,121,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($2,376,000), October 31, 2003 ($5,009,000) and October 31, 2004 ($736,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distribution of net investment income is declared as a dividend to shareholders of record as of the close of business each day and is distributed to shareholders monthly. During any particular year net realized gains and certain unrealized gains (which for federal income tax reporting purposes may be considered realized) from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward currency contracts and foreign currency denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly


                          21 - Scudder Global Bond Fund
from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1997, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $336,296,349 and $403,958,774, respectively. Purchases and sales of U.S. Government obligations aggregated $54,486,111 and $66,907,919, respectively.

The aggregate face value of futures contracts opened and closed during the year ended October 31, 1997 was $680,689,677.

Transactions in written options for the year ended October 31, 1997 are summarized as follows:

               -----------------------------------------------------------------------------------------

                  Exchange Traded Options     Over-the-Counter Options on Currencies (000 omitted)
               ----------------------------  ------------------------------------------  ---------------

                  Number of
                  Contracts     Premiums          AUD          DEM           FRF            Premiums
               ----------------------------  ------------------------------------------  ---------------

Beginning                --   $        --             --         6,611           --      $    69,390
  of Period ..
Written ......          591       730,361         62,096        52,231       28,027        1,058,251
Closed .......         (423)     (542,670)       (46,700)      (39,335)          --         (615,748)
Exercised ....          (84)     (149,231)        (4,696)       (6,615)     (28,027)        (408,997)
Expired ......           --            --         (7,200)      (12,892)          --          (76,471)
                -----------   -----------    -----------   -----------  -----------       ----------
End of
  Period .....           84   $    38,460          3,500            --           --      $    26,425
                -----------   -----------    -----------   -----------  -----------       ----------

               -----------------------------------------------------------------------------------------


                          22 - Scudder Global Bond Fund

Transactions in written options for the year ended October 31, 1997 are summarized as follows (continued):


               -----------------------------------------------------------------------------------------------------------

                                  Over-the-Counter Options on Currencies (000 omitted)
               --------------------------------------------------------------------------------------------

                    GBP         ITL            JPY            NZD          SEK         GBP/DEM     NOK/DEM      Premiums
               --------------------------------------------------------------------------------------------   ------------

Beginning                --           --     3,084,706        5,660            --           --           --   $   455,387
  of Period ..
Written ......        3,568   54,400,000     4,696,145      118,080       104,500       47,194       37,000     2,775,080
Closed .......      (3,568)  (54,400,000)   (3,522,345)     (38,894)      (77,000)     (17,572)     (37,000)   (1,843,404)
Exercised ....           --           --    (1,173,800)     (35,558)           --      (17,014)          --      (578,874)
Expired ......           --           --    (3,084,706)     (34,511)      (27,500)     (12,608)          --      (722,088)
                -----------  -----------   -----------  -----------   -----------  -----------  -----------   -----------
End of
  Period .....           --           --            --       14,777            --           --           --   $    86,101
                -----------  -----------   -----------  -----------   -----------  -----------  -----------   -----------

               -----------------------------------------------------------------------------------------------------------

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 0.75% of the first $1,000,000,000 of average daily net assets and 0.70% of such assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser has agreed not to impose all or a portion of its management fee until February 28, 1998, and during such period to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets. For the year ended October 31, 1997, the Adviser did not impose a portion of its management fee aggregating $664,865 and the amount imposed aggregated $604,704 which was equivalent to an annual effective rate of 0.36% of the Fund's average daily net assets.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close by the end of the fourth quarter of 1997.


                          23 - Scudder Global Bond Fund

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SSC aggregated $375,659, of which $25,549 is unpaid at October 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1997, the amount charged to the Fund by STC aggregated $16,092, of which $1,295 is unpaid at October 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SFAC aggregated $156,250, of which $21,641 is unpaid at October 31, 1997.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1997, Directors' fees and expenses aggregated $50,590.

                                 D. Commitments

As of October 31, 1997, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $447,886.

                                                                                       Net Unrealized
                                                                                        Appreciation
                                                                                       (Depreciation)
                 Contracts to Deliver       In Exchange For        Settlement Date         (U.S.$)
               -----------------------  -----------------------  -------------------  -----------------
               IND      2,450,261,679   MXP          5,520,826        11/12/97             (23,449)
               IND      2,547,360,000   USD            928,000        11/12/97             221,958
               AUD          4,387,680   USD          3,232,843        11/13/97             154,326
               DEM          3,089,222   USD          1,684,142        11/13/97            (107,962)
               DEM          2,738,385   USD          1,500,000        11/13/97             (88,578)
               USD          3,250,000   DEM          5,827,608        11/13/97             130,683
               USD            175,000   HUF         34,794,375        11/14/97               3,037
               JPY        184,600,459   USD          1,530,785        11/21/97              (6,817)
               JPY        410,937,800   SEK         26,000,000        1/14/98               21,340
               SEK         26,000,000   JPY        408,540,600        1/14/98              (41,471)
               CHF         25,506,973   USD         17,751,390        3/24/98             (691,300)
               SEK         10,209,208   USD          1,346,429        4/14/98              (19,653)
                                                                                      -------------
                                                                                          (447,886)
                                                                                      -------------

                                E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                          24 - Scudder Global Bond Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder Global Fund, Inc. and to the Shareholders of Scudder Global Bond Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Global Bond Fund including the investment portfolio, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period then ended and for the period March 1, 1991 (commencement of operations) to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Global Bond Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period then ended and for the period March 1, 1991 (commencement of operations) to October 31, 1991 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
December 18, 1997


                          25 - Scudder Global Bond Fund

                           Stockholder Meeting Results

A Special Meeting of Stockholders (the "Meeting") of Scudder Global Bond Fund (the "Fund") was held on October 27, 1997, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below.) With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide stockholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Directors.

                                                     Number of Votes:
                                                     ----------------

                   Director                   For                      Withheld
                   --------                   ---                      --------

      Paul Bancroft III                    7,945,997                   438,416

      Sheryle J. Bolton                    7,944,548                   439,865

      William T. Burgin                    7,917,691                   466,722

      Thomas J. Devine                     7,939,994                   444,419

      Keith R. Fox                         7,946,227                   438,186

      William H. Gleysteen, Jr.            7,940,389                   444,024

      William H. Luers                     7,943,735                   440,678

      Daniel Pierce                        7,948,124                   436,289

      Kathryn L. Quirk                     7,943,420                   440,993


2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

          For                Against           Abstain        Broker Non-Votes*
          ---                -------           -------        -----------------

       7,724,932             331,932           327,549             215,665

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)


                                Number of Votes:
                                ----------------

          For                Against           Abstain        Broker Non-Votes*
          ---                -------           -------        -----------------

       7,911,799             655,649           559,020             157,070


                         26 - Scudder Global Bond Fund

4. To approve the revision of certain fundamental investment policies.


                                                                         Number of Votes:
                                                                         ----------------

          Fundamental Policies                   For               Against              Abstain        Broker Non-Votes*
          --------------------                   ---               -------              -------        -----------------

       4.1  Diversification                   7,114,105            532,250              522,393             215,665

       4.2  Borrowing                         7,050,009            589,246              529,493             215,665

       4.3  Senior securities                 7,094,309            551,730              522,709             215,665

       4.4  Purchase of physical              7,091,093            548,686              528,969             215,665
            commodities

       4.5  Concentration                     7,107,488            538,500              522,760             215,665

       4.6  Underwriting of securities        7,101,699            546,573              520,476             215,665

       4.7  Investment in real estate         7,102,995            417,021              648,732             215,665

       4.8  Lending                           7,090,742            426,293              651,713             215,665

5. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

          For                      Against                    Abstain
          ---                      -------                    -------

       7,905,163                   126,862                    352,388


* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                         27 - Scudder Global Bond Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board, Director
and Vice President

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Consultant

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant

William H. Luers
Director; President, The
Metropolitan Museum of Art

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Director;
Executive-in-Residence,
Columbia University Graduate
School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Susan E. Gray*
Vice President

Jerard K. Hartman*
Vice President

Gary P. Johnson*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

M. Isabel Saltzman*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

David S. Lee*
Vice President and Assistant
Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer


                         *Scudder, Stevens & Clark, Inc.

                         28 - Scudder Global Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                          29 - Scudder Global Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                          30 - Scudder Global Bond Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                          31 - Scudder Global Bond Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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